                                                                   Exhibit 24.01


                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


     I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock to be issued pursuant to that certain Exchange Agreement between the Corporation and certain principal shareholders of Robec, Inc. dated November 10, 1995, and such other documents as may be required by such authorities.

     I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint Mark C. Mulford as my attorney-in-fact with power to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


     DATED the 2nd day of February, 1996.


                                            /s/ D. STEPHEN DEWINDT
                                            __________________________________
                                            D. Stephen DeWindt

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


     I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock to be issued pursuant to that certain Exchange Agreement between the Corporation and certain principal shareholders of Robec, Inc. dated November 10, 1995, and such other documents as may be required by such authorities.

     I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint D. Stephen DeWindt as my attorney-in-fact with power to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


     DATED the 5th day of February, 1996.


                                            /s/ MARK C. MULFORD
                                            __________________________________
                                            Mark C. Mulford

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


     I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock to be issued pursuant to that certain Exchange Agreement between the Corporation and certain principal shareholders of Robec, Inc. dated November 10, 1995, and such other documents as may be required by such authorities.

     I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint D. Stephen DeWindt and Mark C. Mulford as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


     DATED the 12th day of March, 1996.


                                            /s/ HARRY KRISCHIK
                                            __________________________________
                                            Harry Krischik

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


     I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock to be issued pursuant to that certain Exchange Agreement between the Corporation and certain principal shareholders of Robec, Inc. dated November 10, 1995, and such other documents as may be required by such authorities.

     I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint D. Stephen DeWindt and Mark C. Mulford as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


     DATED the 2nd day of February, 1996.


                                            /s/ MARC L. WERNER
                                            __________________________________
                                            Marc L. Werner

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


     I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock to be issued pursuant to that certain Exchange Agreement between the Corporation and certain principal shareholders of Robec, Inc. dated November 10, 1995, and such other documents as may be required by such authorities.

     I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint D. Stephen DeWindt and Mark C. Mulford as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


     DATED the 5th day of February, 1996.


                                            /s/ HOLGER HEIMS
                                            __________________________________
                                            Holger Heims

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


     I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock to be issued pursuant to that certain Exchange Agreement between the Corporation and certain principal shareholders of Robec, Inc. dated November 10, 1995, and such other documents as may be required by such authorities.

     I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint D. Stephen DeWindt and Mark C. Mulford as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


     DATED the 2nd day of February, 1996.


                                            /s/ HAROLD L. CLARK
                                            __________________________________
                                            Harold L. Clark

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


     I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-3 relating to the resale of shares of Common Stock to be issued pursuant to that certain Exchange Agreement between the Corporation and certain principal shareholders of Robec, Inc. dated November 10, 1995, and such other documents as may be required by such authorities.

     I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint D. Stephen DeWindt and Mark C. Mulford as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


     DATED the 2nd day of February, 1996.


                                            /s/ ROBERT H. BECKETT
                                            __________________________________
                                            Robert H. Beckett